Exhibit 10.19

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of September 29, 2010 (the “Effective Date”) between SILICON VALLEY BANK, a California corporation (“Bank”), and EASIC CORPORATION, a Delaware corporation (“Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1	ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP (except for non-compliance with FAS123R in the monthly reporting). Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2	LOAN AND TERMS OF PAYMENT

2.1	Promise to Pay.

Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1	Growth Capital Advances.

(a) Availability. Bank shall make a growth capital loan available to Borrower in two (2) tranches (“Tranche A” and “Tranche B”; each advance under Tranche A and Tranche B hereinafter referred to individually as a “Growth Capital Advance” and collectively as “Growth Capital Advances”) not exceeding the Growth Capital Line. Subject to the satisfaction of the terms and conditions of this Agreement, (i) Bank will fund Tranche A on the Effective Date in a single advance not to exceed Three Million Dollars ($3,000,000) (the “Tranche A Advance”), and (ii) provided that Borrower has achieved the Tranche B Advance Milestone prior to the date of such Growth Capital Advance under Tranche B (each a “Tranche B Advance”, and collectively, the “Tranche B Advances”), Tranche B will be available during the Tranche B Draw Period in up to three (3) Tranche B Advances in an aggregate amount not to exceed Two Million Dollars ($2,000,000). Each Tranche B Advance must (i) be in an amount at least equal to the lesser of Five Hundred Thousand Dollars ($500,000) or the amount that has not yet been drawn under Tranche B of the Growth Capital Line and (ii) only be used to finance Eligible Purchase Orders. After repayment, no Growth Capital Advance may be reborrowed.

(b) Repayment. Borrower shall repay each Growth Capital Advance as follows:

(i) Pre-Conversion Date Growth Capital Advances. For each Growth Capital Advance made before the Conversion Date (each a “Pre-Conversion Date Growth Capital Advance”, and collectively, the “Pre-Conversion Date Growth Capital Advances”),

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Borrower shall make monthly payments of accrued interest only commencing on the last calendar day of the month immediately following the Funding Date on which such Growth Capital Advance occurs (or commencing on the Funding Date if the Funding Date is the last calendar day of the month) and on the last calendar day of each month thereafter during the Growth Capital Interest Only Period. Commencing on the last calendar day of the first (1st) month on which the Conversion Date occurs and continuing on the last calendar day of each month thereafter during the Growth Capital Repayment Period, Borrower shall make equal monthly payments of principal and accrued interest, which would fully amortize each such Growth Capital Advance over the Growth Capital Repayment Period.

(ii) Post-Conversion Date Growth Capital Advances. For each Growth Capital Advance made on or after the Conversion Date (each a “Post-Conversion Date Growth Capital Advance”, and collectively, the “Post-Conversion Date Growth Capital Advances”), Borrower shall make equal monthly payments of principal and interest, which would fully amortize such Growth Capital Loan Advance over the Growth Capital Repayment Period commencing on the last calendar day of the month immediately following the Funding Date on which such Growth Capital Advance occurs (or commencing on the Funding Date if the Funding Date is the last calendar day of the month) and continuing on the last calendar day of each month thereafter during the Growth Capital Repayment Period. By way of example only, if a Post-Conversion Date Growth Capital Advance is made on April 15, 2012, then Borrower would make twenty-seven (27) equal monthly payments of principal and interest commencing on April 30, 2012 and on the last calendar day of each month thereafter, each in an amount which would fully amortize such Post-Conversion Date Growth Capital Advance over the Growth Capital Repayment Period.

All unpaid principal and accrued interest on each Growth Capital Advance shall be due and payable in full on the Growth Capital Maturity Date.

(c) Final Payment. With respect to each Growth Capital Advance, on the earlier of (i) the Growth Capital Maturity Date with respect to each Growth Capital Advance, or (ii) the acceleration of such Growth Capital Advance, Borrower shall pay, in addition to the outstanding principal, accrued and unpaid interest, and all other amounts due on such date with respect to such Growth Capital Advance, an amount equal to the Final Payment.

(d) Mandatory Prepayment Upon an Acceleration. If the Growth Capital Advances are accelerated following the occurrence of an Event of Default or otherwise, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal, plus accrued and unpaid interest, plus (ii) the Final Payment, plus (iii) all other sums, if any, that shall have become due and payable hereunder with respect to the Growth Capital Advances, including interest at the Default Rate with respect to any past due amounts.

(e) Voluntary Prepayment. At Borrower’s option, so long as an Event of Default has not occurred and is not continuing, Borrower shall have the option to prepay all, but not less than all, of the Growth Capital Advances, provided Borrower (i) provides written notice to Bank of its election to exercise its option to prepay the Growth Capital Advances at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of the prepayment (A) all accrued and unpaid interest with respect to the Growth Capital Advances through the date the prepayment is made; (B) all unpaid principal with respect to the Growth Capital Advances; (C) the Final Payment and (D) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement.

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2.1.2	Revolving Advances.

(a) Availability. Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

(b) Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.3	Letters of Credit Sublimit.

(a) As part of the Revolving Line, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent amount utilized for the issuance of Letters of Credit shall at all times reduce the amount otherwise available for Advances under the Revolving Line. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed the lesser of (A) One Million Dollars ($1,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the FX Reduction Amount.

(b) If, on the Revolving Line Maturity Date (or the effective date of any termination of this Agreement), there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to one hundred five percent (105%) of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission (other than those directly resulting from Bank’s gross negligence or willful misconduct), in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.

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(c) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

2.1.4	Foreign Exchange Sublimit.

As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract (the “FX Reserve”). The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the lesser of (A) One Million Dollars ($1,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). The amount otherwise available for Credit Extensions under the Revolving Line shall be reduced by an amount equal to ten percent (10%) of each outstanding FX Forward Contract (the “FX Reduction Amount”). Any amounts needed to fully reimburse Bank for any amounts not paid by Borrower in connection with FX Forward Contracts will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.5	Cash Management Services Sublimit.

Borrower may use the Revolving Line for Bank’s cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), in an aggregate amount not to exceed the lesser of (A) One Million Dollars ($1,000,000), minus (i) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (ii) the FX Reduction Amount, or (B) the lesser of Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances, minus the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (ii) the FX Reduction Amount. Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.2	Overadvances.

If, at any time, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus (c) the FX Reduction Amount (such sum being an “Overadvance”) exceeds the lesser of either the

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Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such Overadvance. Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.3	Payment of Interest on the Credit Extensions.

(a) Interest Rate.

(i) Growth Capital Advances. Subject to Section 2.3(b), the principal amount outstanding for each Growth Capital Advance shall accrue interest at a fixed per annum rate equal to the greater of either (A) the Prime Rate (fixed as of the Funding Date of each Growth Capital Advance), plus two percent (2.00%) or (B) six percent (6.00%), which interest shall be payable monthly in accordance with Section 2.3(f) below.

(ii) Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate, plus one and one half of one percent (1.50%), which interest shall be payable monthly in accordance with Section 2.3(f) below.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.00%) above the rate that is otherwise applicable thereto (the “Default Rate”) unless Bank otherwise elects from time to time in its sole discretion to impose a smaller increase. Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(c) Adjustment to Interest Rate. Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

(d) Debit of Accounts. Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

(e) Collections. Subject to the terms of Section 2.6(b), at all times that Borrower is not operating under a Streamline Period, Collections deposited into the Cash Collateral Account (or Lockbox, as applicable) will be credited on a daily basis, within three (3) days of receipt of such amounts by Bank, to the outstanding Obligations under the Revolving Line, but if there is an Event of Default, Bank may apply Collections to the Obligations in any order it chooses.

(f) Payment; Interest Computation. Interest is payable monthly on the last calendar day of each month and shall be computed on the basis of a 360-day year for the actual

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number of days elapsed. In computing interest, (i) all Payments received after 12:00 p.m. Pacific time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension. Bank shall not, however, be required to credit Borrower’s account for the amount of any item of payment which is unsatisfactory to Bank in its good faith business judgment, and Bank may charge Borrower’s Designated Deposit Account for the amount of any item of payment which is returned to Bank unpaid.

2.4	Fees.

Borrower shall pay to Bank:

(a) Commitment Fee. A fully earned, non-refundable commitment fee of Forty Thousand Dollars ($40,000) (the “Commitment Fee”), on the Effective Date;

(b) Good Faith Deposit. Borrower has paid to Bank a good faith deposit of Forty Thousand Dollars ($40,000) (the “Good Faith Deposit”) to initiate Bank’s due diligence review process. Any portion of the Good Faith Deposit not utilized to pay Bank Expenses, accrued on or before the Effective Date, will be applied to the Commitment Fee;

(c) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, upon the issuance of such Letter of Credit, each anniversary of the issuance during the term of such Letter of Credit, and upon the renewal of such Letter of Credit by Bank;

(d) Final Payment. The Final Payment, when due pursuant to the terms of Sections 2.1.1(c), 2.1.l(d) and 2.1.1(e); and

(e) Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

2.5	Payments.

All payments (including prepayments) to be made by Borrower under any Loan Document shall be made in immediately available funds in U.S. Dollars, without setoff or counterclaim, before 12:00 p.m. Pacific time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

2.6	Cash Collateral Account; Lockbox; Account Collection Services.

(a) Borrower shall direct each Account Debtor (and each depository institution where proceeds of Accounts are on deposit) to (i) remit payments (including, but

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limited to, check collections) with respect to the Accounts and (ii) wire transfer all automatic clearing house and wire payments with respect to the Accounts, to a cash collateral account that Bank controls (the “Cash Collateral Account”). It will be considered an immediate Event of Default if the Cash Collateral Account is not set-up and operational within five (5) days after the Effective Date. Notwithstanding the foregoing, as and when directed by Bank from time to time, at Bank’s option and at the sole and exclusive discretion of Bank (regardless of whether an Event of Default has occurred) and subject to Bank’s quarterly review of Borrower’s check collections, Borrower shall direct each Account Debtor (and each depository institution where proceeds of Accounts are on deposit) to remit all other checks and other payments with respect to the Accounts to a lockbox account established with Bank (the “Lockbox”). It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within forty-five (45) days from the date of such direction by Bank.

(b) Until the Cash Collateral Account is established, the proceeds of the Accounts shall be paid by the Account Debtors to an address consented to by Bank. Upon receipt by Borrower of proceeds of the Accounts paid by the Account Debtors, Borrower shall immediately transfer and deliver same to Bank, along with a detailed cash receipts journal. Provided (i) no Event of Default exists or an event that with notice or lapse of time will be an Event of Default and (ii) during a Streamline Period, within three (3) days of receipt of such amounts by Bank, Bank will deposit into Borrower’s depository account with Bank or Bank’s Affiliates the proceeds of the Accounts. This Section does not impose any affirmative duty on Bank to perform any act other than as specifically set forth herein. All Accounts and the proceeds thereof are Collateral and if an Event of Default occurs, Bank may apply the proceeds of such Accounts to the Obligations.

3	CONDITIONS OF LOANS

3.1	Conditions Precedent to Initial Credit Extension.

Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed original signatures to the Loan Documents;

(b) duly executed original signatures to the Warrant;

(c) duly executed original signatures to the Control Agreement;

(d) duly executed original signatures to the Stock Pledge Agreement;

(e) undated and blank Stock Powers for shares of Bermuda Subsidiary;

(f) Borrower’s Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State of Delaware as of a date no earlier than thirty (30) days prior to the Effective Date;

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(g) duly executed original signatures to the completed Borrowing Resolutions for Borrower;

(h) certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(i) the Perfection Certificate of Borrower, together with the duly executed original signature thereto;

(j) a copy of its Registration Rights Agreement/Investors’ Rights Agreement and any amendments thereto;

(k) evidence satisfactory to Bank that the insurance policies required by Section 6.7 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank; and

(l) payment of the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2	Conditions Precedent to all Credit Extensions.

Bank’s obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a) except as otherwise provided in Section 3.5, timely receipt of an executed Transaction Report or Payment/Advance Form;

(b) the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Transaction Report or Payment/Advance Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c) in Bank’s sole discretion, there has not been a Material Adverse Change.

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3.3	Post-Closing Conditions.

Unless otherwise provided in writing, within forty-five (45) days after the Effective Date, Bank shall have received, in form and substance satisfactory to Bank, the original stock certificates of Bermuda Subsidiary.

3.4	Covenant to Deliver.

Except as otherwise provided in Section 3.3, Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

3.5	Procedures for Borrowing.

(a) Growth Capital Advances. Subject to the prior satisfaction of all other applicable conditions to the making of a Growth Capital Advance set forth in this Agreement, to obtain a Growth Capital Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Growth Capital Advance. Together with such notification, Borrower must promptly deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Bank shall credit Growth Capital Advances to the Designated Deposit Account. Bank may make Growth Capital Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Growth Capital Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee.

(b) Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance (other than Advances under Sections 2.1.3 or 2.1.5), Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Advance. Together with such notification, Borrower must promptly deliver to Bank by electronic mail or facsimile a completed Transaction Report executed by a Responsible Officer or his or her designee. Bank shall credit Advances to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee.

4	CREATION OF SECURITY INTEREST

4.1	Grant of Security Interest.

Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

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4.2	Priority of Security Interest.

Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations and any of Borrower’s obligations arising from the Warrant) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations and any of Borrower’s obligations arising from the Warrant) and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

4.3	Authorization to File Financing Statements.

Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code. Any such financing statements may indicate the Collateral as is as set forth on Exhibit A hereto.

5	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1	Due Organization, Authorization; Power and Authority.

Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower, entitled “Perfection Certificate”. Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each

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of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2	Collateral.

Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any, described in the Perfection Certificate delivered to Bank in connection herewith, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2.

All Inventory is in all material respects of good and marketable quality, free from material defects.

Borrower and each Subsidiary of Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and its Subsidiaries and noted on the Perfection Certificate. Each Patent which Borrower and each Subsidiary owns or purports to own and which is material to Borrower’s or any Subsidiary’s business is valid and enforceable, and no part of the Intellectual Property which Borrower or any Subsidiary owns or

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purports to own and which is material to Borrower’s or any Subsidiary’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s or any Subsidiary’s business. Except as noted on the Perfection Certificate, Borrower and its Subsidiaries are not a party to, nor are bound by, any Restricted License.

5.3	Accounts Receivable.

(a) For each Account with respect to which Advances are requested, on the date each Advance is requested and made, such Account shall be an Eligible Account.

(b) All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. Whether or not an Event of Default has occurred and is continuing, Bank may notify any Account Debtor owing Borrower money of Bank’s security interest in such funds and verify the amount of such Eligible Account. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Transaction Report. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

5.4	Litigation.

There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than One Hundred Thousand Dollars ($100,000), individually or in the aggregate, One Hundred Thousand Dollars ($100,000).

5.5	Financial Statements; Financial Condition.

All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6	Solvency.

The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

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5.7	Regulatory Compliance.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8	Subsidiaries; Investments.

Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.9	Tax Returns and Payments; Pension Contributions.

Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10	Use of Proceeds.

Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements and not for personal, family, household or agricultural purposes; provided, however, notwithstanding the foregoing, the proceeds of the Tranche B Advances shall be used solely for financing Eligible Purchase Orders.

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5.11	Full Disclosure.

No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12	Definition of “Knowledge.”

For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

6	AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1	Government Compliance.

(a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably expected to have a material adverse effect on Borrower’s business.

(b) Use commercially reasonable efforts to obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of its property. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

6.2	Financial Statements, Reports, Certificates.

Provide Bank with the following:

(a) at all times that any Advances are outstanding, a Transaction Report (and any schedules related thereto) each week; provided, however, that during a Streamline Period, provided no Event of Default has occurred and is continuing, such Transaction Report (and any schedules related thereto) shall be required to be provided to Bank within thirty (30) days after the last day of each month, rather than on a weekly basis;

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(b) within thirty (30) days after the end of each month, (A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (C) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports and general ledger;

(c) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidating balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such month certified by a Responsible Officer and in a form acceptable to Bank (the “Monthly Financial Statements”);

(d) within thirty (30) days after the last day of each month and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;

(e) within thirty (30) days after the last day of each month, a consolidated statement of the cash balances maintained in each Foreign Deposit Account;

(f) within ten (10) days of approval by the Board of Directors of Borrower, (A) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s board of directors;

(g) as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, audited consolidating financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion;

(h) as soon as available, but no later than thirty (30) days following the end of Borrower’s fiscal year, company prepared consolidating financial statements covering Borrower’s and each of its Subsidiary’s operations for such fiscal year certified by a Responsible Officer and in a form acceptable to Bank;

(i) in the event that Borrower becomes subject to the reporting requirements under the Exchange Act within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the Internet at Borrower’s website address;

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(j) within five (5) days of delivery, copies of all statements, reports and notices made generally available to Borrower’s security holders or to any holders of Subordinated Debt;

(k) prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Hundred Thousand Dollars ($100,000) or more; and

(l) other financial information reasonably requested by Bank.

6.3	Accounts Receivable.

(a) Schedules and Documents Relating to Accounts. Borrower shall deliver to Bank transaction reports and schedules of collections, as provided in Section 6.2, on Bank’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Bank’s Lien and other rights in all of Borrower’s Accounts, nor shall Bank’s failure to advance or lend against a specific Account affect or limit Bank’s Lien and other rights therein. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank’s request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Bank, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos.

(b) Disputes. Borrower shall promptly notify Bank of all disputes or claims relating to Accounts. Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm’s-length transactions, and reports the same to Bank in the regular reports provided to Bank; (ii) no Event of Default has occurred and is continuing; and (iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Advances will not exceed the lesser of the Revolving Line or the Aggregate Borrowing Base.

(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until an Event of Default has occurred and is continuing. Bank may, in its good faith business judgment, require that all proceeds of Accounts be deposited by Borrower into a lockbox account, or such other “blocked account” as specified by Bank, pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment. Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to an account maintained with Bank to be applied (i) prior to an Event of Default, pursuant to the terms of Sections 2.3(e) and 2.6 hereof, and (ii) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof.

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(d) Returns. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower with a value in excess of Two Hundred Fifty Thousand Dollars ($250,000), Borrower shall promptly (i) determine the reason for such return, (ii) issue a credit memorandum to the Account Debtor in the appropriate amount, and (iii) provide a copy of such credit memorandum to Bank, upon request from Bank. In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall immediately notify Bank of the return of the Inventory.

(e) Verification. Bank may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Bank or such other name as Bank may choose.

(f) No Liability. Bank shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Bank be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Bank from liability for its own gross negligence or willful misconduct.

6.4	Remittance of Proceeds.

Except as otherwise provided in Section 6.3(c), deliver, in kind, all proceeds arising from the disposition of any Collateral to Bank in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations (1) prior to an Event of Default, pursuant to the terms of Sections 2.3(e) and 2.6 hereof, and (2) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Bank the proceeds of the sale of surplus, worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of Two Hundred Thousand Dollars ($200,000) or less (for all such transactions in any fiscal year). Borrower agrees that it will maintain all proceeds of Collateral in an account maintained with Bank. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

6.5	Taxes; Pensions.

Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Bank, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

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6.6	Access to Collateral; Books and Records.

At reasonable times, on three (3) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. Provided no Event of Default has occurred and is continuing, such audits shall be conducted no more than once every twelve (12) months. Borrower hereby acknowledges that the Initial Audit will be conducted within sixty (60) days prior to the initial Advance. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be Eight Hundred Fifty Dollars ($850) per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of One Thousand Dollars ($1,000) plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.7	Insurance.

Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as an additional lender loss payee and waive subrogation against Bank. All liability policies shall show, or have endorsements showing, Bank as an additional insured. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer shall give Bank at least twenty (20) days notice before canceling, amending, or declining to renew its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any property policy shall, at Bank’s option, be payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Fifty Thousand Dollars ($50,000) with respect to any loss, but not exceeding Two Hundred Thousand Dollars ($200,000) in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.7 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.7, and take any action under the policies Bank deems prudent.

6.8	Operating Accounts.

(a) Maintain all of its and all of its Subsidiaries’ primary operating and investment accounts with Bank and Bank’s Affiliates except for its foreign deposit accounts with

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the banks or financial institutions listed on the Perfection Certificate (individually, a “Foreign Deposit Account”, and collectively, the “Foreign Deposit Accounts”); provided, that the Foreign Deposit Accounts shall not contain deposits having a value of more than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate at any time, except for the Foreign Deposit Accounts of Borrower’s Malaysia Subsidiary, which Malaysia Subsidiary may maintain an average monthly balance of deposits, tested as of the last day of each month, having a value not to exceed Three Hundred Thousand Dollars ($300,000). Notwithstanding the foregoing, Borrower may maintain its primary operating accounts at Comerica Bank (the “Comerica Bank Accounts”) without executing and delivering Control Agreements with respect to such accounts, provided that Borrower shall close all Comerica Bank Accounts and transfer all funds in the Comerica Bank Accounts to Bank and Bank’s Affiliates not later than sixty (60) days after the Effective Date.

(b) Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.9	Protection of Intellectual Property Rights.

(a) (i) Use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of its Intellectual Property and each of its Subsidiary’s Intellectual Property; (ii) promptly advise Bank in writing of material infringements of its Intellectual Property and each of its Subsidiary’s Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s or any Subsidiary’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.

(b) Provide written notice to Bank within thirty (30) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

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6.10	Litigation Cooperation.

From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower; provided however, that any information provided to Bank shall be subject to the confidentiality provisions set forth in Section 12.10 herein, and Borrower shall not be required to disclose any information that is of a highly confidential nature or otherwise subject to attorney-client privilege.

6.11	Further Assurances.

Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

7	NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1	Dispositions.

Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; and (c) in connection with Permitted Liens and Permitted Investments; (d) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; and (e) of property, valued in amount not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate in any fiscal year, to Borrower’s Subsidiaries consistent with past practices of Borrower and solely within the ordinary course of Borrower’s business.

7.2	Changes in Business, Management, Ownership, or Business Locations.

(a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) any Responsible Officer ceases to hold such office with Borrower and a replacement satisfactory to Borrower’s Board of Directors is not made within thirty (30) days after his departure from Borrower; or (ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than forty-nine percent (49%) of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the transaction and provides to Bank a description of the material terms of the transaction).

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Borrower shall not, without at least twenty (20) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Fifty Thousand Dollars ($50,000) in Borrower’s assets or property) or deliver any portion of the Collateral valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000) to a bailee at a location other than to a bailee and at a location already disclosed in the Perfection Certificate, (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000) to a bailee, and Bank and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Bank, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Bank in its sole discretion.

7.3	Mergers or Acquisitions.

Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower; provided, however, only advance written notice to Bank (but not any consent from Bank) will be required for any of the restricted actions in this Section 7.3 if (i) all Obligations are being repaid in full as a condition to consummation of such action, and (ii) Bank has no further obligation hereunder to make any further Advances or Growth Capital Advances.

7.4	Indebtedness.

Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5	Encumbrance.

Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

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7.6	Maintenance of Collateral Accounts.

Maintain any Collateral Account except pursuant to the terms of Section 6.8(b) hereof.

7.7	Distributions; Investments.

(a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock per fiscal year; provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; and (iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of One Hundred Fifty Thousand Dollars ($150,000) per fiscal year; or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8	Transactions with Affiliates.

Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for (a) sales of equity securities to existing investors and (b) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9	Subordinated Debt.

(a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank.

7.10	Compliance.

Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

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8	EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1	Payment Default.

Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (a) or (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2	Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.5, 6.6, 6.7, 6.8, 6.9(b), or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3	Continued Investor Support.

Bank determines in its good faith judgment that it is the clear intention of Borrower’s investors to not continue to fund the Borrower in the amounts and timeframe necessary to enable Borrower to satisfy the Obligations as they become due and payable;

8.4	Priority of Bank’s Security Interest.

There is a material impairment in the perfection or priority of the Bank’s security interest in the Collateral;

8.5	Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary) on deposit or otherwise maintained with Bank or any Bank Affiliate, or (ii) a notice of lien or levy is

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filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any material part of its business;

8.6	Insolvency.

(a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.7	Other Agreements.

There is, under any agreement to which Borrower is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000); or (b) any default by Borrower or guarantor, the result of which could have a material adverse effect on Borrower’s business;

8.8	Judgments.

One or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and the same are not, within ten (10) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the discharge, stay, or bonding of such judgment, order, or decree);

8.9	Misrepresentations.

Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.10	Subordinated Debt.

Any document, instrument, or agreement evidencing the subordination of any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement; or

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8.11	Governmental Approvals.

Any Governmental Approval material to Borrower’s business shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction.

9	BANK’S RIGHTS AND REMEDIES

9.1	Rights and Remedies.

While an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.6 occurs all Obligations are immediately due and payable without any action by Bank);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) demand that Borrower (i) deposit cash with Bank in an amount equal to one hundred five percent (105%) of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d) terminate any FX Forward Contracts;

(e) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, notify any Person owing Borrower money of Bank’s security interest in such funds, and verify the amount of such account;

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(f) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i) place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j) demand and receive possession of Borrower’s Books; and

(k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2	Power of Attorney.

Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full (not including inchoate indemnity obligations and any of Borrower’s obligations arising from the Warrant) and Bank is under no further obligation to make Credit Extensions hereunder. Bank’s foregoing appointment as Borrower’s attorney in

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fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed (not including inchoate indemnity obligations and any of Borrower’s obligations arising from the Warrant) and Bank’s obligation to provide Credit Extensions terminates.

9.3	Protective Payments.

If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4	Application of Payments and Proceeds.

Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement. If an Event of Default has occurred and is continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5	Bank’s Liability for Collateral.

So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral other than those losses directly resulting from Bank’s gross negligence or willful misconduct.

9.6	No Waiver; Remedies Cumulative.

Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No

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waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7	Demand Waiver.

Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10	NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Bank or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	eASIC Corporation
2585 Augustine Drive, Suite 100
Santa Clara, California 95054
Attn: Larry Borras
Fax: (408) 855-9201
Email: lborras@easic.com

If to Bank:	Silicon Valley Bank
2400 Hanover Street
Palo Alto, California 94304
Attn: Matthew Wright
Fax: (650) 320-0016
Email: mwright@svb.com

11	CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts

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in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties

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agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12	GENERAL PROVISIONS

12.1	Termination Prior to Revolving Line Maturity Date.

This Agreement may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. Notwithstanding any such termination, Bank’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations (other than inchoate indemnity obligations and any of Borrower’s obligations arising from the Warrant).

12.2	Successors and Assigns.

This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms of the Warrant).

12.3	Indemnification.

Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or expenses (including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower contemplated by the Loan Documents (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.4	Time of Essence.

Time is of the essence for the performance of all Obligations in this Agreement.

12.5	Severability of Provisions.

Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

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12.6	Correction of Loan Documents.

Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties, provided that Bank provides prompt written notice to Borrower of such correction.

12.7	Amendments in Writing; Waiver; Integration.

No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.8	Counterparts.

This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9	Survival.

All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.3 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.10	Confidentiality.

In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as

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such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) disclosed to Bank by a third party if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use the confidential information for reporting purposes and the development and distribution of databases and market analyses so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly prohibited by Borrower. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.11	Attorneys’ Fees, Costs and Expenses.

In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.12	Electronic Execution of Documents.

The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.13	Captions.

The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.14	Construction of Agreement.

The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.15	Relationship.

The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

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12.16	Third Parties.

Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

13	DEFINITIONS

13.1	Definitions.

As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Advance” or “Advances” means an advance (or advances) under the Revolving Line.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base, minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances.

“Bank” is defined in the preamble hereof.

“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

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“Bermuda Subsidiary” means eASIC Limited, a wholly-owned Subsidiary of Borrower, which is formed under the laws of Bermuda.

“Borrower” is defined in the preamble hereof

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is eighty percent (80.0%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Transaction Report; provided, however, that Bank may decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Borrowing Resolutions” are, with respect to any Person, those resolutions substantially in the form attached hereto as Exhibit E.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; and (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue.

“Cash Management Services” is defined in Section 2.1.5.

“Claims” is defined in Section 12.3.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

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“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Collections” are all funds received by Bank from or on behalf of an Account Debtor for Advances under the Revolving Line.

“Comerica Bank Accounts” is defined in Section 6.8(a).

“Commitment Fee” is defined in Section 2.4(a).

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Conversion Date” means, for each Pre-Conversion Date Growth Capital Advance, the first (1st) day after the end of the Growth Capital Interest Only Period for such Pre-Conversion Date Growth Capital Advance.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Growth Capital Advance, Advance, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

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“Default Rate” is defined in Section 2.3(b).

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” IS Borrower’s deposit account, account number             , maintained with Bank.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Effective Date” is defined in the preamble hereof.

“Eligible Accounts” means Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right at any time after the Effective Date to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank otherwise agrees in writing, Eligible Accounts shall not include:

(a) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

(c) Accounts with credit balances over ninety (90) days from invoice date;

(d) Accounts owing from an Account Debtor, in which fifty percent (50%) or more of the Accounts have not been paid within ninety (90) days of invoice date;

(e) Accounts owing from an Account Debtor which does not have its principal place of business in the United States unless (i) such Accounts are otherwise Eligible Accounts and (ii) Bank approves of in writing;

(f) Accounts billed and/or payable outside of the United States (sometimes called foreign invoiced accounts);

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(g) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise—sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts).

(h) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(i) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(j) Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(k) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(l) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(m) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(n) Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(o) Accounts for which the Account Debtor has not been invoiced;

(p) Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(q) Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond ninety (90) days;

(r) Accounts arising from chargebacks, debit memos or others payment deductions taken by an Account Debtor;

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(s) Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(t) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(u) Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue (but only to the extent of such Deferred Revenue);

(v) Accounts owing from an Account Debtor, whose total obligations to Borrower exceed thirty percent (30.0%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing; and

(w) Accounts for which Bank in its good faith business judgment determines collection to be doubtful, including, without limitation, accounts represented by “refreshed” or “recycled” invoices.

“Eligible Purchase Orders” are Purchase Orders made by Borrower in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties, and are otherwise acceptable to Bank in all respects. The determination of which Purchase Orders are eligible hereunder is a matter of Bank’s discretion in each instance.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal and accrued interest) due on the date set forth in Sections 2.l.l(c), 2.1.1(d) and 2.1.l(e), equal to two percent (2.00%) of the aggregate amount of the Growth Capital Advances made under this Agreement.

“Foreign Currency” means lawful money of a country other than the United States.

“Foreign Deposit Account” and “Foreign Deposit Accounts” are defined in Section 6.8(a).

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“FX Business Day” is any day when (a) Bank’s Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.

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“FX Forward Contract” is defined in Section 2.1.4.

“FX Reduction Amount” is defined in Section 2.1.4.

“FX Reserve” is defined in Section 2.1.4.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Good Faith Deposit” is defined in Section 2.4(a).

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Growth Capital Advance” and “Growth Capital Advances” are defined in Section 2.1.1(a).

“Growth Capital Interest Only Extension Requirements” means, as of any date of determination, Bank’s receipt and approval of evidence satisfactory to Bank that (i) Borrower has generated positive Net Income of not less than One Hundred Thousand Dollars ($100,000) for the fiscal quarter immediately preceding such date, measured as of the last day of such fiscal quarter and (ii) Borrower has maintained not less than Eight Million Dollars ($8,000,000) in cash (inclusive of any proceeds from the Credit Extensions) at Bank or Bank’s Affiliates during the fiscal quarter immediately preceding such date and as of the date of determination.

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“Growth Capital Interest Only Period” is the Effective Date through December 31, 2011; provided however, that such Growth Capital Interest Only Period may be extended as follows: (a) provided that Borrower delivers evidence satisfactory to Bank on or before January 15, 2012, showing that, in Bank’s discretion, Borrower satisfies the Growth Capital Interest Only Extension Requirements as of December 31, 2011, the Growth Capital Interest Only Period shall be extended through March 31, 2012, and (b) further provided that Borrower delivers evidence satisfactory to Bank on or before April 15, 2012, showing that, in Bank’s discretion, Borrower satisfies the Growth Capital Interest Only Extension Requirements as of March 31, 2012, the Growth Capital Interest Only Period shall be further extended through June 30, 2012.

“Growth Capital Line” is Growth Capital Advances in an aggregate amount not to exceed Five Million Dollars ($5,000,000) outstanding at any time.

“Growth Capital Maturity Date” is the last day of the Growth Capital Repayment Period of the applicable Growth Capital Advance, but no later than June 30, 2014.

“Growth Capital Repayment Period” as to (i) each Pre-Conversion Date Growth Capital Advance, is a period of time equal to the number of consecutive complete calendar months from the month on which the Conversion Date occurs and continuing through the Growth Capital Maturity Date, and (ii) each Post-Conversion Date Growth Capital Advance, is a period of time equal to the number of consecutive complete calendar months from the month on which the Funding Date of such Post-Conversion Date Growth Capital Advance occurs (or commencing on the Funding Date if the Funding Date is the last calendar day of the month) and continuing through the Growth Capital Maturity Date.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Initial Audit” is Bank’s initial inspection of the Collateral and Borrower’s Books with results satisfactory to Bank in its sole and absolute discretion.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

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(c) any and all source code;

(d) any and all design rights which may be available to a Borrower;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.3.

“Letter of Credit Application” is defined in Section 2.1.3(b).

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Warrant, the Perfection Certificate, the Stock Pledge Agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Malaysia Subsidiary” means eASIC (M) Sdn Bhd, a wholly-owned Subsidiary of Borrower, which is formed under the laws of Malaysia.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Monthly Financial Statements” is defined in Section 6.2(c).

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“Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents (other than the Warrant), or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Overadvance” is defined in Section 2.2.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment” means all checks, wire transfers and other items of payment received by Bank (including proceeds of Accounts and payment of the Obligations in full) for credit to Borrower’s outstanding Credit Extensions or, if the balance of the Credit Extensions has been reduced to zero, for credit to its deposit accounts.

“Payment/Advance Form” is that certain form attached hereto as Exhibit D.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

42.

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder; and

(g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date and shown on the Perfection Certificate;

(b) Investments consisting of Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts in which Bank has a perfected security interest;

(e) Investments accepted in connection with Transfers permitted by Section 7.1;

(f) Investments (i) by Borrower in Subsidiaries not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year and (ii) by Subsidiaries in other Subsidiaries not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year or in Borrower;

(g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors;

(h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(i) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (i) shall not apply to Investments of Borrower in any Subsidiary; and

43.

(j) Investments in joint ventures, strategic alliances, licensing and similar arrangements customary in Borrower’s industry in an aggregate amount not to exceed Three Hundred Fifty Thousand Dollars ($350,000), and which do not require Borrower to assume or otherwise become liable for the obligations of any third party not directly related to or arising out of such arrangement or, without prior written consent of the Bank, require Borrower to transfer ownership of non-cash assets to such joint venture or other entity.

“Permitted Liens” are:

(a) Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than One Hundred Thousand Dollars ($100,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed One Hundred Thousand Dollars ($100,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest therein;

44.

(h) non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business;

(i) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.5 and 8.8; and

(j) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit and/or securities accounts.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Post-Conversion Date Growth Capital Advance” and “Post-Conversion Date Growth Capital Advances” are defined in Section 2.1.1(b)(ii).

“Pre-Conversion Date Growth Capital Advance” and “Pre-Conversion Date Growth Capital Advances” are defined in Section 2.1.1(b)(i).

“Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

“Purchase Order” shall mean either (i) a signed purchase order made by Borrower in connection with Borrower’s wafer inventory purchases from a third-party or (ii) a committed customer forecast from Borrower detailing Borrower’s requirements for Borrower’s wafer inventory purchases from a third-party.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserves” means, as of any date of determination, such amounts as Bank may from time to time establish and revise in its good faith business judgment, reducing the amount of Advances and other financial accommodations which would otherwise be available to Borrower (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

45.

“Responsible Officer” is any of the Chief Executive Officer (who is Ronnie Vasishta, as of the Effective Date), President (who is Ronnie Vasishta, as of the Effective Date), Senior Director of Finance (who is Larry Borras, as of the Effective Date), or Chief Financial Officer of Borrower (if and when such office filled).

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral.

“Revolving Line” is an Advance or Advances in an amount equal to Three Million Dollars ($3,000,000).

“Revolving Line Maturity Date” is September 29, 2012.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Account” is any “securities account” as defined m the Code with such additions to such term as may hereafter be made.

“Settlement Date” is defined in Section 2.1.4.

“Stock Pledge Agreement” is that certain Stock Pledge Agreement, dated the Effective Date, from Borrower for the benefit of Bank.

“Streamline Period” shall mean any time that Borrower maintains not less than Five Million Dollars ($5,000,000) in cash at Bank or Bank’s Affiliates.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

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“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Tranche A” is defined in Section 2.1.1(a).

“Tranche A Advance” is defined in Section 2.1.1(a).

“Tranche B” is defined in Section 2.1.1(a).

“Tranche B Advance” and “Tranche B Advances” are defined in Section 2.1.1(a).

“Tranche B Advance Milestone” means the date on which Bank receives and approves evidence satisfactory to Bank that (i) Borrower has received, on or after the Effective Date, at least Fifteen Million Dollars ($15,000,000) in net proceeds from its Series G round of preferred equity financing (and including the issuance of convertible notes to existing investors), on terms acceptable to Bank in its sole discretion, and (ii) Borrower’s actual total revenue for the fiscal quarter ending May 31, 2010 is greater than or equal to seventy percent (70%) of the forecasted total revenue for the fiscal quarter ending May 31, 2010 (based on the June 1, 2010 projections plan previously delivered to Bank).

“Tranche B Draw Period” is the period of time from January 15, 2011 through the earlier to occur of (a) June 30, 2012 or (b) an Event of Default.

“Transaction Report” is that certain report of transactions and schedule of collections in the form attached hereto as Exhibit C.

“Transfer” is defined in Section 7.1.

“Warrant” is that certain Warrant to Purchase Stock dated as of the Effective Date executed by Borrower in favor of Bank.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	President & CEO

BANK

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	RM

[Signature Page to Loan and Security Agreement]

EXHIBIT A

COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (a) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property; or (b) property that constitutes the capital stock of a controlled foreign corporation (as such term is defined in the Internal Revenue Code of 1986, as amended) in excess of sixty-five percent (65%) of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.

Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its Intellectual Property without Bank’s prior written consent.

Exhibit A – Page 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: EASIC CORPORATION

The undersigned authorized officer of eASIC Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate (“CC”)	Monthly within 30 days	Yes No
Annual financial statement (Company Prepared)	FYE within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Annual Board-Approved financial projections	Annually within 10 days of approval	Yes No
Transaction Reports	Weekly at all times that any Advances are outstanding	Yes No
Statements of Cash Balances at Foreign Deposit Accounts	Monthly within 30 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R & A/P Agings	Monthly within 30 days	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

[Signatures Appear on the Following Page]

Exhibit B – Page 1

EASIC CORPORATION

By:

Name:

Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes	No

Exhibit B – Page 2

EXHIBIT D

LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS NOON PACIFIC TIME

Fax To:	Date:

Loan Payment:

From Account#
(Deposit Account #)

Principal $

Authorized Signature:

Print Name/Title:

EASIC CORPORATION

To Account#
(Loan Account#)

and/or Interest$

Phone Number:

GROWTH CAPITAL ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this growth capital loan advance are for an outgoing wire.

From Account#	To Account#
(Loan Account#)		(Deposit Account #)

Amount of Growth Capital Advance$

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for a growth capital advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:

Print Name/Title:

OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the growth capital loan advance above is to be wired.

Deadline for same day processing is noon, Pacific Time

Beneficiary Name:	Amount of Wire:$
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA)#:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

Intermediary Bank:	Transit (ABA)#:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements{s) were previously received and executed by me (us).

Authorized Signature:

Print Name/Title:

Telephone#:

2nd Signature (if required):

Print Name/Title:

Telephone#:

Exhibit D – Page 1

EXHIBIT E

BORROWING RESOLUTIONS

Exhibit E – Page 1

Silicon Valley Bank

CORPORATE BORROWING CERTIFICATE

BORROWER:	EASIC CORPORATION	DATE: September 22, 2010
BANK:	SILICON VALLEY BANK

I hereby certify as follows, as of the date set forth above:

1.	I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2.	Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3.	Attached hereto are true, correct and complete copies of Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Articles/Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4.	The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

Ronnie Vasishta	President/CEO	/s/ Ronnie Vasishta	☒

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

2.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Silicon Valley Bank (“Bank”).

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.	The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:	/s/ Larry Borras

Name:	Larry Borras

Title:	Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                                               of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:

Name:

Title:

3.

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 20th day of January, 2011, by and between SILICON VALLEY BANK (“Bank’) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITAL

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) modify the definition of “Tranche B Advance Milestone”, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 13 (Definitions).

(a) The following term and definition set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“Tranche B Advance Milestone” means the date on which Bank receives and approves evidence satisfactory to Bank that (i) Borrower has received, on or after the Effective Date, at least Fifteen Million Dollars ($15,000,000) in net proceeds from its Series G round of preferred equity Financing (and including the issuance of convertible notes to existing investors), on terms acceptable to Bank in its sole discretion, and (ii) Borrower’s actual total revenue for the Testing Fiscal Quarter is greater than or equal to seventy percent (70%) of the forecasted total revenue for the Testing Fiscal Quarter (based on the August 6, 2010 projections plan previously delivered to Bank),

1.

(b) The following term and its definition is hereby added, in proper alphabetical order, to Section 13.l of the Loan Agreement:

“Testing Fiscal Quarter” means the Borrower’s most recent fiscal quarter immediately prior to Borrower’s request for a Tranche B Advance.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order,

2.

judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment do not require any order, consent, approval, license, authorization or validation of; or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows.]

3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	RM

BORROWER

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	President/CEO

[Signature Page to First Amendment to Loan and Security Agreement]

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 28th day of September, 2012, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 20, 2011 by and between Bank and Borrower (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement

2. Amendments to Loan Agreement.

2.1 Section 13 (Definitions). The following term and definition set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is December 28, 2012.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

1.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof; binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

2.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable amendment fee in the amount of Three Thousand Seven Hundred Fifty Dollars ($3,750), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	RM

BORROWER

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	CEO

[Signature Page to Second Amendment to Loan and Security Agreement]

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 2nd day of January, 2013, but effective as of December 28th 2012, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITAL

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 20, 2011 by and between Bank and Borrower, and as amended by that certain Second Amendment to Loan and Security Agreement dated as of September 28, 2012 by and between Bank and Borrower (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 13 (Definitions). The following term and definition set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is January 31, 2013.

1.

3. Limitation of Amendments.

3.1 The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

2.

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable amendment fee in the amount of One Thousand Two Hundred Fifty Dollars ($1,250), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:

BORROWER

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	CEO

[Signature Page to Third Amendment to Loan and Security Agreement]

FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 15 day of February, 2013, but effective as of January 31, 2013, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 20, 2011 by and between Bank and Borrower, as amended by that certain Second Amendment to Loan and Security Agreement dated as of September 28, 2012 by and between Bank and Borrower, and as amended by that certain Third Amendment to Loan and Security Agreement dated January 2, 2013, but effective as of December 28, 2012 by and between Bank and Borrower (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 13 (Definitions). The following term and definition set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is April 30, 2013.

1.

3. Limitation of Amendment.

3.1 The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

2.

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable amendment fee in the amount of Three Thousand Seven Hundred Fifty Dollars ($3,750), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	RM

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	CEO

[Signature Page to Fourth Amendment to Loan and Security Agreement]

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 6th day of May, 2013, but effective as of April 30, 2013, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 20, 2011 by and between Bank and Borrower, as amended by that certain Consent Agreement dated April 29, 2011 by and between Bank and Borrower, as amended by that certain Second Amendment to Loan and Security Agreement dated as of September 28, 2012 by and between Bank and Borrower, as amended by that certain Third Amendment to Loan and Security Agreement dated January 2, 2013, but effective as of December 28, 2012 by and between Bank and Borrower, and as amended by that certain Fourth Amendment to Loan and Security Agreement dated February 15, 2013, but effective as of January 31, 2013 by and between Bank and Borrower (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower contemplates obtaining a secured term loan (the “Silver Lake Loan”) from Silver Lake Waterman Fund, L.P., a Delaware limited partnership, in its capacity as agent and as lender (“Silver Lake”), in an aggregate principal amount of Fifteen Million Dollars ($15,000,000) (the “Silver Lake Loan Maximum”).

D. Borrower has requested that Bank (a) consent to the Silver Lake Loan and (b) amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

E. Although Bank is under no obligation to do so, Bank is willing to consent to the Silver Lake Loan and amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

1.

2. Silver Lake Loan.

2.1 Consent. Subject to the express terms of Section 7 and 8 below, Bank hereby (a) consents to the Silver Lake Loan, (b) agrees that the Silver Lake Loan shall constitute “Permitted Indebtedness” under the Loan Agreement to the extent the aggregate principal amount advanced under the Silver Lake Loan does not exceed the Silver Lake Loan Maximum, and (c) agrees that the Lien in favor of Silver Lake to secure the Silver Lake Loan shall be considered a “Permitted Lien” under the Loan Agreement to the extent the aggregate principal amount secured thereby does not exceed the Silver Lake Loan Maximum. The consent set forth in this Section shall not be deemed or otherwise construed to constitute a consent or waiver of any provisions of the Loan Agreement or any other Loan Document in connection with any other transaction other than as specifically set forth in this Amendment.

2.2 Covenants and Defaults. Bank and Borrower hereby acknowledge and agree that (a) Borrower shall not amend, modify or supplement any of the Silver Lake Loan Documents (as hereinafter defined) in a manner which would (i) increase the principal amount of Silver Lake Loan, (ii) increase any applicable interest rate with respect to the Silver Lake Loan by more than 200 basis points (excluding increases based solely on (A) changes to the prime rate or any other index and (B) the imposition of the default rate of interest in accordance with the Silver Lake Loan Documents), (iii) change the terms of principal or interest repayment with respect to the Silver Lake Loan, (iv) change the payment schedule with respect to the Silver Lake Loan, (v) add express conditions that directly restrict the payment of the Obligations, (vi) change the maturity date with respect to the Silver Lake Loan from that set forth in the Silver Lake Loan Documents in effect as of the Silver Lake Loan Documents Execution Date (as defined below), or (vii) change the definition of Collateral set forth in the Silver Lake Loan Documents from the definition in effect as of the Silver Lake Loan Documents Execution Date (as defined below); (b) the occurrence of a default under the Silver Lake Loan Documents (if such default is not waived, or otherwise cured within any applicable grace period provided therein) shall be an Event of Default under the Loan Agreement; and (c) any breach of the Silver Lake Subordination Agreement (as hereinafter defined) by Silver Lake shall be an Event of Default under the Loan Agreement (if such breach is not otherwise cured within any applicable grace period).

3. Amendments to Loan Agreement.

3.1 Execution of Silver Lake Loan Documents; Payoff of Indebtedness under Gold Hill Loan. Provided that Borrower and Silver Lake have fully executed the Silver Lake Loan Documents and such Silver Lake Loan Documents are in full force and effect (the date on which the Silver Lake Loan Documents have been fully executed being called, the “Silver Lake Loan Documents Execution Date”), Bank and Borrower agree that Borrower shall pay all, but not less than all, of the Indebtedness owing to Gold Hill under the Gold Hill Loan (the “Gold Hill Payoff”) on the date that is one (1) day immediately prior to the day on which the funding of the Silver Lake Loan occurs, resulting in Borrower’s receipt of at least Ten Million Dollars ($10,000,000) in the first tranche of the Silver Lake Loan.

3.2 Payoff of Obligations Related to Growth Capital Advances. Notwithstanding anything to the contrary in the Loan Agreement, on a date not later than one hundred twenty (120) days after the Silver Lake Loan Documents Execution Date, Bank and

2.

Borrower agree that Borrower shall prepay all, but not less than all, of (A) all accrued and unpaid interest with respect to the Growth Capital Advances through the date the prepayment is made; (B) all unpaid principal with respect to the Growth Capital Advances; (C) the Final Payment and (D) all other sums relating to the Growth Capital Advances, if any, that shall have become due and payable under the Loan Agreement.

3.3 Section 13 (Definitions). The following term and definition set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is June 14, 2013.

4. Limitation of Consent and Amendments.

4.1 The consent set forth in Section 2 and the amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

5.8 True, complete and correct copies of all of the documents relating to, evidencing or securing the Silver Lake Loan the Silver Lake Loan, including all amendments, supplements and other modifications thereto (the “Silver Lake Loan Documents”) will be delivered in accordance with Section 8 of this Amendment, and attached as Exhibit A.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective on April 30, 2013 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable amendment fee in the amount of One Thousand Eight Hundred Seventy-Five Dollars ($1,875), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

8. Post-Closing Matters. Borrower shall deliver to Bank within one (1) Business Day of the Silver Lake Loan Documents Execution Date (i) copies of the Silver Lake Loan Documents, and (b) the Subordination Agreement substantially in the form attached hereto as Schedule 1, duly executed by Silver Lake (the “Silver Lake Subordination Agreement”). Following the Silver Lake Loan Documents Execution Date, Borrower shall promptly pay Bank’s legal fees and expenses in connection with the negotiation and preparation of the Silver Lake Subordination Agreement, and the review of the Silver Lake Loan Documents.

[Signature page follows.]

4.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	VP

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	President & CEO

[Signature Page to Fifth Amendment to Loan and Security Agreement]

SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 14th day of June, 2013, but effective as of June 14, 2013, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated September 29, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated January 20, 2011 by and between Bank and Borrower, as amended by that certain Consent Agreement dated April 29, 2011 by and between Bank and Borrower, as amended by that certain Second Amendment to Loan and Security Agreement dated September 28, 2012 by and between Bank and Borrower, as amended by that certain Third Amendment to Loan and Security Agreement dated January 2, 2013, but effective as of December 28, 2012 by and between Bank and Borrower, as amended by that certain Fourth Amendment to Loan and Security Agreement dated February 15, 2013, but effective as of January 31, 2013 by and between Bank and Borrower, and as amended by that certain Fifth Amendment to Loan and Security Agreement dated May 6, 2013, but effective as of April 30, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Although Bank is under no obligation to do so, Bank is willing to amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 Section 13 (Definitions). The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is July 28, 2013.

3. Limitation of Amendment.

3.1 The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

2

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective as of June 14, 2013 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable amendment fee in the amount of One Thousand Eight Hundred Seventy-Five Dollars ($1,875), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	President & CEO

[Signature Page to Sixth Amendment to Loan and Security Agreement]

SEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 19th day of July, 2013, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated September 29, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated January 20, 2011 by and between Bank and Borrower, as amended by that certain Consent Agreement dated April 29, 2011 by and between Bank and Borrower, as amended by that certain Second Amendment to Loan and Security Agreement dated September 28, 2012 by and between Bank and Borrower, as amended by that certain Third Amendment to Loan and Security Agreement dated January 2, 2013, but effective as of December 28, 2012 by and between Bank and Borrower, as amended by that certain Fourth Amendment to Loan and Security Agreement dated February 15, 2013, but effective as of January 31, 2013 by and between Bank and Borrower, as amended by that certain Fifth Amendment to Loan and Security Agreement dated May 6, 2013, but effective as of April 30, 2013, and as amended by that certain Sixth Amendment to Loan and Security Agreement dated June 14, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Although Bank is under no obligation to do so, Bank is willing to amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

1.

2. Amendment to Loan Agreement.

2.1 Section 13 (Definitions). The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is September 27, 2013.

3. Limitation of Amendment.

3.1 The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

2.

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable amendment fee in the amount of Two Thousand Five Hundred Dollars ($2,500), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Ryan Edwards
Name:	Ryan Edwards
Title:	VP

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	President & CEO

[Signature Page to Seventh Amendment to Loan and Security Agreement]

EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 30th day of September, 2013, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower contemplates obtaining a secured term loan from Horizon Technology Finance Corporation, a Delaware corporation (“Horizon”), in its capacity as collateral agent and as lender and DBD Credit Funding LLC, a Delaware limited liability company (“DBD”), in its capacity as a lender (such secured term loan being called, the “Horizon/DBD Loan”), in an aggregate principal amount of Six Million Dollars ($6,000,000) (the “Horizon/DBD Loan Maximum”).

D. Borrower has requested that Bank (a) consent to the Horizon/DBD Loan and (b) amend the Loan Agreement to (i) increase the Revolving Line, (ii) extend the Revolving Line Maturity Date, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

E. Although Bank is under no obligation to do so, Bank is willing to consent to the Horizon/DBD Loan and amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Horizon/DBD Loan.

2.1 Consent. Subject to the express terms of Section 7 below, Bank hereby (a) consents to the Horizon/DBD Loan, (b) agrees that the Horizon/DBD Loan shall constitute “Permitted Indebtedness” under the Loan Agreement (pursuant to the terms of the Horizon/DBD

1.

Subordination Agreement (as defined below)) to the extent the aggregate principal amount advanced under the Horizon/DBD Loan does not exceed the Horizon/DBD Loan Maximum, and (c) agrees that the Liens in favor of Horizon, in its capacity as collateral agent and as lender, and DBD, in its capacity as a lender, to secure the Horizon/DBD Loan shall be considered a “Permitted Lien” under the Loan Agreement (pursuant to the terms of the Horizon/DBD Subordination Agreement) to the extent the aggregate principal amount secured thereby does not exceed the Horizon/DBD Loan Maximum. The consent set forth in this Section shall not be deemed or otherwise construed to constitute a consent or waiver of any provisions of the Loan Agreement or any other Loan Document in connection with any other transaction other than as specifically set forth in this Amendment.

2.2 Horizon/DBD Subordination Agreement. Borrower has read, reviewed and approved all of the terms of the Horizon/DBD Subordination Agreement. Bank and Borrower hereby agree that the Horizon/DBD Subordination Agreement shall be included in the term “Loan Documents” as defined in the Loan Agreement.

2.3 Covenants and Defaults. Bank and Borrower hereby acknowledge and agree that (a) Borrower shall not amend, modify or supplement any of the Horizon/DBD Loan Documents (as hereinafter defined) in a manner which would (i) increase the principal amount of Horizon/DBD Loan, (ii) increase any applicable interest rate with respect to the Horizon/DBD Loan by more than 200 basis points (excluding increases based solely on (A) changes to the prime rate or any other index and (B) the imposition of the default rate of interest in accordance with the Horizon/DBD Loan Documents), (iii) change the terms of principal or interest repayment with respect to the Horizon/DBD Loan, (iv) change the payment schedule with respect to the Horizon/DBD Loan, (v) add express conditions that directly restrict the payment of the Obligations, (vi) change the maturity date with respect to the Horizon/DBD Loan from that set forth in the Horizon/DBD Loan Documents in effect as of the Horizon/DBD Loan Documents Execution Date (as defined below), or (vii) change the definition of Collateral set forth in the Horizon/DBD Loan Documents from the definition in effect as of the Horizon/DBD Loan Documents Execution Date (as defined below); (b) the occurrence of a default under the Horizon/DBD Loan Documents (if such default is not waived, or otherwise cured within any applicable grace period provided therein) shall be an Event of Default under the Loan Agreement; and (c) any breach of the Horizon/DBD Subordination Agreement by Horizon and/or DBD shall be an Event of Default under the Loan Agreement (if such breach is not otherwise cured within any applicable grace period).

3. Amendments to Loan Agreement.

3.1 Payoff of Indebtedness under Gold Hill Loan. Bank and Borrower agree that Borrower shall use the proceeds of the first tranche of the Horizon/DBD Loan to pay all, but not less than all, of the Indebtedness owing to Gold Hill under the Gold Hill Loan (the “Gold Hill Payoff”).

3.2 Payoff of Obligations Related to Growth Capital Advances. Notwithstanding anything to the contrary in the Loan Agreement, Bank and Borrower agree that Borrower shall use the proceeds of the first tranche of the Horizon/DBD Loan to prepay all, but not less than all, of (A) the Growth Capital Advances; (B) all accrued and unpaid interest with

2.

respect to the Growth Capital Advances through the date the prepayment is made; (C) all unpaid principal with respect to the Growth Capital Advances; (D) the Final Payment and (E) all other sums relating to the Growth Capital Advances, if any, that shall have become due and payable under the Loan Agreement.

3.3 Section 6.6 (Access to Collateral; Books and Records). The second sentence of Section 6.6 of the Loan Agreement is hereby amended by deleting such sentence in its entirety, and replacing it with the following:

Provided no Event of Default has occurred and is continuing, such audits shall be conducted no more than once every six (6) months.

3.4 Section 6.12 (Financial Covenants). Section 6 of the Loan Agreement is hereby amended by adding Section 6.12 to the Loan Agreement immediately after Section 6.11 of the Loan Agreement as follows:

6.12 Financial Covenants. Maintain at all times, subject to periodic reporting as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower:

(a) Minimum Revenue. Commencing with the quarter ending September 30, 2013, and as of the last day of each quarter thereafter, total gross revenue, measured on a cumulative basis for period then ended, of at least the following amounts at the following times:

Quarter Ending	Minimum Revenue
September 30, 2013	$6,240,000
December 31, 2013	$8,122,000
March 31, 2014	$10,400,000
June 30, 2014	$10,800,000
September 30, 2014	$11,200,000
December 31, 2014	$11,600,000
March 31, 2015 and thereafter	To be determined based on Borrower’s FY 2015 board- approved plan*

* Notwithstanding the foregoing, Bank shall establish the applicable minimum revenue financial covenant for the quarter ending on March 31, 2015 and each subsequent quarter ending during Borrower’s fiscal year 2015 based

3.

upon Borrower’s board-approved plan for the fiscal year ending December 31, 2015, delivered in accordance with Section 6.2, and such covenant shall be set in a manner (but not in amounts) consistent with the covenant set as of September 30, 2013 through the quarter ending on December 31, 2014.

3.5 Section 12.1 (Termination Prior to Revolving Line Maturity Date). Section 12.1 of the Loan Agreement is hereby amended in its entirety by adding the following sentence immediately at the end of such Section:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to Seventy-Five Thousand Dollars ($75,000), provided, that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Bank.

3.6 Section 13 (Definitions).

(a) The following terms and definitions set forth in Section 13.1 of the Loan Agreement are hereby amended in their entirety and replaced with the following:

“Revolving Line” is an Advance or Advances in an amount equal to Five Million Dollars ($5,000,000).

“Revolving Line Maturity Date” is September 30, 2015.

(b) The definition of “Eligible Accounts” set forth in Section 13.1 of the Loan Agreement is hereby amended by deleting clauses (e) and (v) in their entirety and replacing them with the following:

(e) Accounts owing from an Account Debtor which does not have its principal place of business in the United States unless such Accounts are: (a) otherwise Eligible Accounts, and such Account is approved by Bank in writing, in its sole discretion, on a case-by-case basis, or (b) Eligible Foreign Accounts;

(v) Accounts owing from an Account Debtor, whose total obligations to Borrower exceed thirty percent (30.0%) of all Accounts, except for (i) Ericsson for which such percentage is seventy percent (70.0%), and (ii) Seagate for which such percentage is sixty percent (60.0%), for the amounts that exceed that percentage, unless Bank approves in writing; and

(c) Section 13.1 of the Loan Agreement is hereby amended to add the following term and definition in the appropriate order to preserve the alphabetical listing of the term in such section:

“Eligible Foreign Accounts” are Accounts for which the Account Debtor does not have its principal place of business in the United States and which (a) otherwise satisfy the definition of Eligible Accounts and (b) are due and owing from any of the

4.

following Account Debtors: (i) Jabil Circuits, (ii) Arm Ltd., (iii) Ericsson, (iv) Texas Instruments, (v) Flextronics, (vi) Seagate, (vii) Innotech, (viii) Nanjing Ericsson Panda Communications Company Ltd., (ix) Beyonics Technology (SENAI) Sdn Bhd, (x) Beyonics Technology Electronics (Suzhou) Co. Ltd., (xi) Cal-Comp Electronics, and (xii) Shenzen Kaifa Technology.

3.7 Exhibit B (Compliance Certificate). The Compliance Certificate attached to the Loan Agreement as Exhibit B is replaced in its entirety with the Compliance Certificate attached hereto as Exhibit B. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall mean the Compliance Certificate in the form attached hereto as Exhibit B.

4. Limitation of Consent and Amendments.

4.1 The consent set forth in Section 2 and the amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date and on September 26, 2013 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

5.8 Attached as Schedule 1 are true, complete and correct copies of all of the documents relating to, evidencing or securing the Horizon/DBD Loan the Horizon/DBD Loan, including all amendments, supplements and other modifications thereto (the “Horizon/DBD Loan Documents”).

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable renewal fee in the amount of Twenty-Five Thousand Dollars ($25,000), (c) Bank’s receipt of the Horizon/DBD Loan Documents, (c) Bank’s receipt of the Subordination Agreement substantially in the form attached hereto as Schedule 2 and dated as of even date herewith, duly executed and delivered by Borrower, Horizon and DBD (the “Horizon/DBD Subordination Agreement”) and (d) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment, the Horizon/DBD Subordination Agreement and the review of the Horizon/DBD Loan Documents.

[Signature page follows.]

6.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	VP

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	09-26-2013

[Signature Page to Eighth Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	EASIC CORPORATION

The undersigned authorized officer of eASIC Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate (“CC”)	Monthly within 30 days	Yes No
Annual financial statement (Company Prepared)	FYE within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Annual Board-Approved financial projections	Annually within 10 days of approval	Yes No
Transaction Reports	Weekly at all times that any Advances are outstanding	Yes No
Statements of Cash Balances at Foreign Deposit Accounts	Monthly within 30 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R & A/P Agings	Monthly within 30 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain on a Quarterly Basis:
Minimum Revenue
September 30, 2013	$6,240,000	$	Yes No
December 31, 2013	$8,122,000	$	Yes No

Exhibit B – Page 1

March 31, 2014	$10,400,000	$	Yes No
June 30, 2014	$10,800,000	$	Yes No
September 30, 2014	$11,200,000	$	Yes No
December 31, 2014	$11,600,000	$	Yes No
March 31, 2015	To be determined based on Borrower’s FY 2015 board-approved plan	$	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certificate above: (If no exceptions exist, state “No exceptions to note.”)

EASIC CORPORATION

By:

Name:

Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes	No

2.

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Minimum Revenue (Section 6.12(a))

Required:	Commencing with the quarter ending September 30, 2013, and as of the last day of each quarter thereafter, total gross revenue, measured on a cumulative basis for period then ended, of at least the following amounts at the following times:

Quarter Ending	Minimum Revenue
September 30, 2013	$6,240,000
December 31, 2013	$8,122,000
March 31, 2014	$10,400,000
June 30, 2014	$10,800,000
September 30, 2014	$11,200,000
December 31, 2014	$11,600,000
March 31, 2015 and thereafter	To be determined based on Borrower’s FY 2015 board-approved plan

Actual:

A.	Total gross revenue for the quarter then ended on a cumulative basis	$

Is line A equal to or greater than the required amount above?

No, not in compliance	Yes, in compliance

Exhibit B – Page 1

NINTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this _1st_ day of July, 2014, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) increase the Revolving Line, (ii) increase the Advance Rate, (iii) adjust the minimum revenue financial covenant set forth in Section 6.12 of the Loan Agreement, and (iv) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Although Bank is under no obligation to do so, Bank is willing to amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 2012 and 2013 Audited Financial Statements. Notwithstanding the requirements of Section 6.2(g) of the Loan Agreement to the contrary, Borrower shall deliver to Bank its audited financial statements for fiscal years ended December 31, 2012 and December 31, 2013 on or before December 31, 2014.

2.2 Section 2.1 (Promise to Pay). Section 2.1 of the Loan Agreement is amended by deleting Sections 2.1.3 (Letters of Credit Sublimit), 2.1.4 (Foreign Exchange Sublimit) and 2.1.5 (Cash Management Services Sublimit) thereof in their entirety and marking them “Reserved.”

1.

2.3 Section 2.2 (Overadvances). Section 2.2 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

2.2 (Overadvances). If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash the amount of such excess (such excess, the “Overadvance”). Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.4 Section 2.4(c) (Letter of Credit Fee). Section 2.4(c) of the Loan Agreement is amended by deleting it in its entirety and marking it “Reserved.”

2.5 Section 3.5 (Procedures for Borrowing). Section 3.5(b) is hereby amended by deleting the following parenthetical in its entirety:

“(other than Advances under Sections 2.1.3 or 2.1.5)”

2.6 Section 4.1 (Grant of Security Interest). Section 4.1 of the Loan Agreement is hereby amended by adding the following new paragraphs immediately after the first paragraph as follows:

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower. In the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to (x) if such Letters of Credit are denominated in Dollars, then at least one hundred five percent (105.0%); and (y) if such Letters of Credit are denominated in a Foreign Currency, then at least one hundred ten percent (110.0%), of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs

2.

due or to become due in connection therewith (as estimated by Bank in its business judgment), to secure all of the Obligations relating to such Letters of Credit.

2.7 Section 4.2 (Priority of Security Interest). Section 4.2 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

4.2 Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

2.8 6.12 (Financial Covenants). Section 6.12 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

6.12 Financial Covenants. Maintain at all times, subject to periodic reporting as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower:

(a) Minimum Revenue. Commencing with the calendar quarter ending June 30, 2014, and as of the last day of each calendar quarter thereafter, aggregate revenue (as determined in accordance with GAAP), measured on a cumulative basis for the calendar quarter then ended, of at least the following amounts at the following times:

Quarter Ending	Required Minimum Revenue
June 30, 2014	$9,610,000
September 30, 2014	$10,240,000
December 31, 2014	$10,960,000
March 31, 2015 and thereafter	To be determined based on Borrower’s FY 2015 board-approved plan*

* Notwithstanding the foregoing, Bank shall establish the applicable minimum revenue financial covenant for the calendar quarter ending on March 31, 2015 and each subsequent calendar quarter ending during Borrower’s fiscal year 2015 based upon Borrower’s board-approved plan for the fiscal year ending December 31, 2015, delivered in accordance with Section 6.2, and such covenant shall be set in a manner (but not in amounts) consistent with the covenant set as of June     , 2014 through the calendar quarter ending on December 31, 2014.

3.

2.9 Section 9.1 (Rights and Remedies). Section 9.1(c) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(c) demand that Borrower (1) deposit cash with Bank in an amount equal to (x) if such Letters of Credit are denominated in Dollars, at least one hundred five percent (105.0%); and (y) if such Letters of Credit are denominated in a Foreign Currency, at least one hundred ten percent (110.0%), of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (2) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

2.10 Section 12.1 (Termination Prior to Maturity Date). Section 12.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

12.1 Section 12.1 Termination Prior to Maturity Date; Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied. So Jong as Borrower has satisfied the Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement, and any Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement), this Agreement may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

2.11 Section 12.9 (Survival). Section 12.9 of the Loan Agreement is hereby amended by deleting it in its entirety and making it “Reserved”.

2.12 Section 13 (Definitions).

(a) The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are hereby deleted in their entirety: “Cash Management Services”, “FX Business Day”, “FX Reduction Amount”, “FX Reserve”, “Letter of Credit Application”, and “Settlement Date”.

(b) The following terms and their respective definitions are hereby added in alphabetical order to Section 13.1 of the Loan Agreement as follows:

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct

4.

deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Horizon Subordination Agreement” means, with respect to the Horizon/DBD Loan, that certain Amended and Restated Subordination Agreement dated as of June     , 2014, by and among Bank, Borrower, Horizon Funding Trust 2013-1, as assignee of Horizon Technology Finance Corporation, as a lender, and in its capacity as collateral agent for the Subordinated Creditors (as defined therein) and Fortress Credit Opportunities I LP, as assignee of DBD Credit Funding LLC, as a lender, as the same may be amended, modified, supplemented or restated from time to time.

(c) The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are amended in their entirety and replaced with the following:

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base, minus (b) the outstanding principal balance of any Advances.

“Borrowing Base” is eighty-five percent (85.0%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Transaction Report; provided, however, that Bank may decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Credit Extension” is any Advance or any other extension of credit by Bank for Borrower’s benefit.

“FX Forward Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Loan ‘Documents” are, collectively, this Agreement, the Warrant, the Perfection Certificate, any Bank Services Agreement, the Stock Pledge Agreement, the Horizon Subordination Agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Revolving Line” is an Advance or Advances in an amount equal to Eight Million Dollars ($8,000,000); provided, however, that if, at any time, Borrower’s aggregate revenue (as determined in accordance with GAAP) during the most recently ended three (3) calendar month period is less than Eight Million Five Hundred Thousand

5.

Dollars ($8,500,000), then the Revolving Line shall automatically reduce to Five Million Dollars ($5,000,000) until such time that Borrower achieves aggregate revenue (as determined in accordance with GAAP) of not less than Eight Million Five Hundred Thousand Dollars ($8,500,000) during the most recently ended three (3) calendar month period.

2.13 Exhibit B (Compliance Certificate). The Compliance Certificate attached to the Loan Agreement as Exhibit B is replaced in its entirety with the Compliance Certificate attached hereto as Exhibit B. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall mean the Compliance Certificate in the form attached hereto as Exhibit B.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

6.

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date and on September 26, 2013 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non-refundable amendment fee in the amount of Fifteen Thousand Dollars ($15,000), (c) Bank’s receipt of the Horizon Subordination Agreement substantially in the form attached hereto as Schedule 1 and dated as of even date herewith, duly executed and delivered by Borrower, Horizon Funding Trust 2013-1, as assignee of Horizon Technology Finance Corporation, as a lender, and in its capacity as collateral agent for the Subordinated Creditors (as defined therein) and Fortress Credit Opportunities I LP, as assignee of DBD Credit Funding LLC, as a lender, and (d) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment and the Horizon Subordination Agreement.

[Signature page follows.]

7.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Matthew Wright

Name:	Matthew Wright

Title:	Director

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta

Name:	Ronnie Vasishta

Title:	President/CEO

[Signature Page to Eighth Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	EASIC CORPORATION

The undersigned authorized officer of eASIC Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate (“CC”)	Monthly within 30 days	Yes No

Annual financial statement (Company Prepared)	FYE within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days*	Yes No

Annual Board-Approved financial projections	Annually within 10 days of approval	Yes No

Transaction Reports	Weekly at all times that any Advances are outstanding	Yes No

Statements of Cash Balances at Foreign Deposit Accounts	Monthly within 30 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Borrowing Base Certificate A/R & A/P Agings	Monthly within 30 days	Yes No

*FYE 2012 and 2013 annual financial statements due 12/31/2014

Financial Covenant	Required	Actual	Complies
Maintain on a Quarterly Basis:
Minimum Revenue
June 30, 2014	$9,610,000	$	Yes No
September 30, 2014	$10,240,000	$	Yes No
December 31, 2014	$10,960,000	$	Yes No

Exhibit B – Page 1.

March 31, 2015	To be determined based on Borrower’s FY 2015 board- approved plan	$	Yes No

Amount of Revolving Loan
Aggregate Revenue	Revolving Loan	Applies
Aggregate revenue (as determined in accordance with GAAP) for the most recently ended three (3) calendar month period ≥ $8,500,000	$8,000,000	Yes No
Aggregate revenue (as determined in accordance with GAAP) for the most recently ended three (3) calendar month period < $8,500,000	$5,000,000	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certificate above: (If no exceptions exist, state “No exceptions to note.”)

EASIC CORPORATION

By:

Name:

Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes	No

Exhibit B – Page 2.

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Minimum Revenue (Section 6.12(a))

Required:	Commencing with the calendar quarter ending June 30, 2014, and as of the last day of each calendar quarter thereafter, aggregate revenue (as determined in accordance with GAAP), measured on a cumulative basis for calendar quarter then ended, of at least the following amounts at the following times:

Quarter Ending	Required Minimum Revenue
June 30, 2014	$9,610,000
September 30, 2014	$10,240,000
December 31, 2014	$10,960,000
March 31, 2015 and thereafter	To be determined based on Borrower’s FY 2015 board-approved plan

Actual:

A.	Aggregate revenue (as determined in accordance with GAAP) for the quarter then ended on a cumulative basis	$

Is line A equal to or greater than the required amount above?

No, not in compliance	Yes, in compliance

Exhibit B – Page 1

TENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the 12th day of September, 2014, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower, Horizon Funding Trust 2013-1 (“Horizon Trust”), as assignee of Horizon Technology Finance Corporation (“Horizon” and, in its capacity as collateral agent for each Existing Subordinated Horizon Creditor (as hereinafter defined), the “Horizon Collateral Agent”), and Fortress Credit Opportunities I LP (“FCO”; together with Horizon Collateral Agent and Horizon Trust, each an “Existing Subordinated Horizon Creditor”, and collectively, the “Existing Subordinated Horizon Creditors”), as assignee of DBD Credit Funding LLC (“DBD”) are parties to a certain Venture Loan and Security Agreement dated as of September 30, 2013 (as may be amended, modified, supplemented or restated from time to time, the “Existing Subordinated Horizon Loan Agreement”) pursuant to which, among other things, (i) Horizon provided a loan to Borrower as evidenced by a certain Secured Promissory Note (Loan A) executed by Borrower in favor of Horizon dated September 30, 2013, in the original principal amount of Two Million Dollars ($2,000,000) (the “Subordinated Horizon Loan A Note”) (such term loan hereinafter being called the “Subordinated Horizon Loan A”), (ii) DBD provided a loan to Borrower as evidenced by a certain Secured Promissory Note (Loan B) executed by Borrower in favor of DBD dated September 30, 2013, in the original principal amount of Four Million Dollars ($4,000,000) (the “Subordinated Horizon Loan B Note” and collectively with the Subordinated Horizon Loan A Note, the “Existing Subordinated Horizon Notes”) (such term loan hereinafter being called the “Subordinated Horizon Loan B”) and (iii) each Existing Subordinated Horizon Creditor has been granted a security interest in substantially all personal property assets of Borrower, except with respect to Borrower’s Intellectual Property (such loan transaction hereinafter being called the “Subordinated Horizon Loan Transaction”). Bank consented to the Subordinated Horizon Loan Transaction pursuant to the terms and conditions of that certain Eighth Amendment to Loan and Security Agreement dated September 26, 2013 by and between Borrower and Bank (the “Eighth Amendment”).

D. Horizon transferred all of its right, title and interest in and to the Subordinated Horizon Loan A Note and the Existing Subordinated Horizon Loan Agreement to Horizon Funding 2013-1 LLC (“Horizon Funding”) on or about June 28, 2014, and Horizon Funding subsequently sold all of its right, title and interest in and to the Subordinated Horizon Loan A Note and the Existing Subordinated Horizon Loan Agreement to Horizon Trust on or about June 28, 2014. DBD transferred all of its right, title and interest in and to the Subordinated Horizon Loan B Note and the Existing Subordinated Horizon Loan Agreement to FCO on or about September 30, 2013.

E. Bank, Horizon and DBD previously entered into that certain Subordination Agreement dated as of September 30, 2013, which was subsequently amended., restated and replaced by that certain Amended and Restated Subordination Agreement dated as of June 9, 2014 by and among Bank and the Existing Subordinated Horizon Creditors (as may be amended, modified, supplemented or restated from time to time, the “Existing Horizon Subordination Agreement”).

F. The Existing Subordinated Horizon Creditors and DBD (collectively, the “Subordinated Horizon Creditors”) and Borrower contemplate increasing the aggregate principal amount of the Subordinated Horizon Loan Transaction from an aggregate principal amount of Six Million Dollars ($6,000,000) to Nine Million Dollars ($9,000,000) (the “Increased Horizon Loan Maximum”) by entering into that certain Amended and Restated Venture Loan and Security Agreement dated as of September 12, 2014 (as the same may be amended, modified, supplemented or restated from time to time, the “Restated Subordinated Horizon Loan Agreement”) (such secured term loans not exceeding the Increased Horizon Loan Maximum, in the aggregate, as evidenced by the Restated Subordinated Horizon Loan Agreement, hereinafter being called the “Subordinated Horizon Loans”). The Restated Subordinated Horizon Loan Agreement will amend, restate and replace the Existing Subordinated Horizon Loan Agreement in its entirety.

G. Borrower has requested that Bank (i) consent to the Increased Horizon Loan Maximum as it relates to the Subordinated Horizon Loans and (ii) amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

H. Although Bank is under no obligation to do so, Bank is willing to consent to the Increased Horizon Loan Maximum and amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Increased Horizon Loan Maximum.

2.1 Consent. Subject to the express terms of Section 7 below, Bank hereby (a) consents to the Increased Horizon Loan Maximum as it relates to the Subordinated Horizon Loans, (b) agrees that the Subordinated Horizon Loans shall constitute “Permitted Indebtedness” under the Loan Agreement (pursuant to the terms of the Restated Horizon Subordination

2.

Agreement (as defined below)) to the extent the aggregate principal amount advanced under the Subordinated Horizon Loans does not exceed the Increased Horizon Loan Maximum, and (c) agrees that the Liens in favor of the Horizon Collateral Agent and the Subordinated Horizon Creditors to secure the Subordinated Horizon Loans shall be considered a “Permitted Lien” under the Loan Agreement (pursuant to the terms of the Restated Horizon Subordination Agreement) to the extent the aggregate principal amount secured thereby does not exceed the Increased Horizon Loan Maximum. The consent set forth in this Section shall not be deemed or otherwise construed to constitute a consent or waiver of any provisions of the Loan Agreement or any other Loan Document in connection with any other transaction other than as specifically set forth in this Amendment.

2.2 Restated Horizon Subordination Agreement. Borrower has read, reviewed and approved all of the terms of the Restated Horizon Subordination Agreement. Bank and Borrower hereby agree that the Restated Horizon Subordination Agreement shall be included in the term “Loan Documents” as defined in the Loan Agreement.

2.3 Covenants and Defaults. Bank and Borrower hereby acknowledge and agree that (a) Borrower shall not amend, modify or supplement any of the Subordinated Horizon Loan Documents (as defined below) in a manner which would (i) increase the aggregate principal amount of Subordinated Horizon Loans beyond the Increased Horizon Loan Maximum, (ii) increase any applicable interest rate with respect to the Indebtedness owing under the Subordinated Horizon Loans by more than 200 basis points (excluding increases based solely on (A) changes to the prime rate or any other index and (B) the imposition of the default rate of interest in accordance with the Subordinated Horizon Loan Documents), (iii) change the terms of principal or interest repayment with respect to the Indebtedness owing under the Subordinated Horizon Loans, (iv) change the payment schedule with respect to the Indebtedness owing under the Subordinated Horizon Loans, (v) add express conditions that directly restrict the payment of the Obligations, (vi) change the maturity date with respect to the Indebtedness owing under the Subordinated Horizon Loans from that set forth in the Subordinated Horizon Loan Documents in effect as of September 12, 2014 (the “Subordinated Horizon Loan Documents Execution Date”) or (vii) change the definition of Collateral set forth in the Subordinated Horizon Loan Documents from the definition in effect as of the Subordinated Horizon Loan Documents Execution Date; (b) the occurrence of a default under the Subordinated Horizon Loan Documents (if such default is not waived, or otherwise cured within any applicable grace period provided therein) shall be an Event of Default under the Loan Agreement; and (c) any breach of the Restated Horizon Subordination Agreement by Horizon Collateral Agent and/or any of the Subordinated Horizon Creditors shall be an Event of Default under the Loan Agreement (if such breach is not otherwise cured within any applicable grace period).

3. Amendments to Loan Agreement.

3.1 Section 12.1 (Termination Prior to Revolving Line Maturity Date; Survival). Section 12.1 of the Loan Agreement is hereby amended by adding the following sentence immediately at the end of such Section:

If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the

3.

payment of any other expenses or fees then-owing, a termination fee in an amount equal to Seventy-Five Thousand Dollars ($75,000), provided, that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Bank.

3.2 Section 13 (Definitions).

(a) The following terms and its definition are hereby added in alphabetical order to Section 13.1 of the Loan Agreement as follows:

“Restated Horizon Subordination Agreement” means that certain Second Amended and Restated Subordination Agreement dated as of September 12, 2014, by and among Bank, Borrower, Horizon Technology Finance Corporation, as a lender, and in its capacity as collateral agent for the Subordinated Creditors (as defined therein), Horizon Funding Trust 2013-1, DBD Credit Funding LLC and Fortress Credit Opportunities I LP, as the same may be amended, modified, supplemented or restated from time to time.

4. Limitation of Consent and Amendments.

4.1 The consent set forth in Section 2 and the amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date and on September 26, 2013 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

5.8 Attached as Schedule 1 are true, complete and correct copies of all of the documents relating to, evidencing or securing the Subordinated Horizon Loans, including all amendments, supplements and other modifications thereto (the “Subordinated Horizon Loan Documents”).

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the Subordinated Horizon Loan Documents, (c) Bank’s receipt of the Restated Horizon Subordination Agreement substantially in the form attached hereto as Schedule 2 and dated as of even date herewith, duly executed and delivered by Borrower, Horizon Collateral Agent and each of the Subordinated Horizon Creditors, and (d) payment of Bank’s legal fees and expenses

5.

in connection with the negotiation and preparation of this Amendment, the Restated Horizon Subordination Agreement and the review of the Subordinated Horizon Loan Documents.

[Signature page follows.]

6.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK: SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	Director

BORROWER: EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	CEO

[Signature Page to Tenth Amendment to Loan and Security Agreement]

ELEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 4th day of December, 2014, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Although Bank is under no obligation to do so, Bank is willing to amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.6 (Access to Collateral; Books and Records). The second sentence of Section 6.6 of the Loan Agreement is hereby amended by deleting such sentence in its entirety, and replacing it with the following:

Provided no Event of Default has occurred and is continuing, such audits shall be conducted no more than once every twelve (12) months.

2.2 Section 6.8 (Operating Accounts). Section 6.8(a) of the Loan Agreement is hereby amended in its entirety and replaced with the following:

(a) Maintain all of its and all of its Subsidiaries’ primary operating and investment accounts with Bank and Bank’s Affiliates except for its foreign deposit accounts with the banks or financial institutions listed on the Perfection Certificate (individually, a “Foreign Deposit Account”, and collectively, the “Foreign Deposit Accounts”); provided, that the Foreign Deposit Accounts shall not contain deposits having a value of more than Eight Hundred Thousand Dollars ($800,000) in the aggregate at any time.

2.3 Section 6.12 (Financial Covenants). Section 6.12 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

6.12 Financial Covenants. Maintain at all times, subject to periodic reporting as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower:

(a) Minimum Revenue. Commencing with the calendar quarter ending December 31, 2014, and as of the last day of each calendar quarter thereafter, aggregate revenue (as determined in accordance with GAAP), measured on a cumulative basis for the calendar quarter then ended, of at least the following amounts at the following times:

Quarter Ending	Required Minimum Revenue
December 31, 2014	$10,960,000
March 31, 2015	$15,394,000
June 30, 2015	$16,119,000
September 30, 2015	$16,457,000
December 31, 2015	$17,780,000
March 31, 2016	$18,000,000
June 30, 2016	$18,000,000
September 30, 2016	$18,000,000
December 31, 2016	$18,000,000

2.4 Section 8.2 (Covenant Default). Section 8.2(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

2

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.5, 6.6, 6.7, 6.8, 6.9(b), 6.12, or violates any covenant in Section 7; or

2.5 Section 13 (Definitions).

(a) The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is September 25, 2016.

(b) The definition of “Eligible Accounts” set forth in Section 13.1 of the Loan Agreement is hereby amended by deleting clause (v) in its entirety and replacing it with the following:

(v) Accounts owing from an Account Debtor, whose total obligations to Borrower exceed thirty percent (30.0%) of all Accounts, except for (i) Ericsson and Arrow for which such percentage is seventy percent (70.0%), and (ii) Seagate and Cal-Comp for which such percentage is sixty percent (60.0%), for the amounts that exceed that percentage, unless Bank approves in writing; and

2.6 Eleventh Amendment Fee. Borrower shall pay to Bank on or before September 26, 2016, a non-refundable amendment fee of Forty Thousand Dollars ($40,000) which has been fully earned by Bank as of December 4, 2014 (the “Eleventh Amendment Fee”). Notwithstanding the foregoing or anything to the contrary in the Loan Documents, in the event the Loan Agreement is terminated prior to the Revolving Line Maturity Date in accordance with Section 12.1 of the Loan Agreement, then in addition to the payment of the early termination fee (and any other fees and expenses then-owing) as more fully described in Section 12.1 of the Loan Agreement, Borrower shall pay the Eleventh Amendment Fee to Bank on the date of such termination; provided that no Eleventh Amendment Fee shall be charged if the credit facility under the Loan Agreement is replaced with a new facility from another division of Bank.

2.7 Exhibit B (Compliance Certificate). The Compliance Certificate attached to the Loan Agreement as Exhibit B is replaced in its entirety with the Compliance Certificate attached hereto as Exhibit B. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall mean the Compliance Certificate in the form attached hereto as Exhibit B.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and

3

agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date and on September 26, 2013 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	Director

BORROWER:

EASIC CORPORATION

By:	/s/ Ronnie Vasishta
Name:	Ronnie Vasishta
Title:	CEO

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	EASIC CORPORATION

The undersigned authorized officer of eASIC Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate (“CC”)	Monthly within 30 days	Yes No

Annual financial statement (Company Prepared)	FYE within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days*	Yes No

Annual Board-Approved financial projections	Annually within 10 days of approval	Yes No

Transaction Reports	Weekly at all times that any Advances are outstanding	Yes No

Statements of Cash Balances at Foreign Deposit Accounts	Monthly within 30 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Borrowing Base Certificate A/R & A/P Agings	Monthly within 30 days	Yes No

*FYE 2012 and 2013 annual financial statements due 12/31/2014

Financial Covenant	Required	Actual	Complies
Maintain on a Quarterly Basis:
Minimum Revenue
December 31, 2014	$10,960,000	$	Yes No
March 31, 2015	$15,394,000	$	Yes No
June 30, 2015	$16,119,000	$	Yes No

Exhibit B – Page 1

September 30, 2015	$16,457,000	$	Yes No
December 31, 2015	$17,780,000	$	Yes No
March 31, 2016	$18,000,000	$	Yes No
June 30, 2016	$18,000,000	$	Yes No
September 30, 2016	$18,000,000	$	Yes No
December 31, 2016	$18,000,000	$	Yes No

Amount of Revolving Loan
Aggregate Revenue	Revolving Loan	Applies
Aggregate revenue (as determined in accordance with GAAP) for the most recently ended three (3) calendar month period ≥ $8,500,000	$8,000,000	Yes No
Aggregate revenue (as determined in accordance with GAAP) for the most recently ended three (3) calendar month period < $8,500,000	$5,000,000	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

EASIC CORPORATION

By:

Name:

Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No

Exhibit B – Page 2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Minimum Revenue (Section 6.12(a))

Required:	Commencing with the calendar quarter ending December 31, 2014, and as of the last day of each calendar quarter thereafter, aggregate revenue (as determined in accordance with GAAP), measured on a cumulative basis for the calendar quarter then ended, of at least the following amounts at the following times:

Quarter Ending	Required Minimum Revenue
December 31, 2014	$10,960,000
March 31, 2015	$15,394,000
June 30, 2015	$16,119,000
September 30, 2015	$16,457,000
December 31, 2015	$17,780,000
March 31, 2016	$18,000,000
June 30, 2016	$18,000,000
September 30, 2016	$18,000,000
December 31, 2016	$18,000,000

Actual:

A.	Aggregate revenue (as determined in accordance with GAAP) for the calendar quarter then ended on a cumulative basis	$

Is line A equal to or greater than the required amount above?

No, not in compliance	Yes, in compliance

Schedule 1 to Exhibit B

TWELFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 30th day of June, 2015, by and between SILICON VALLEY BANK (“Bank”) and EASIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 2585 Augustine Drive, Suite 100, Santa Clara, California 95054.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 29, 2010 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower is currently in default under Section 8.7 of the Loan Agreement for failing to obtain the prior consent of certain lenders under that certain the Restated Subordinated Horizon Loan Agreement (as such term is defined in Recital C of the Tenth Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of September 12, 2014) to the Tax Reorganization and Transfer Pricing arrangements (as such terms are defined below) and related amendments thereunder (the “Existing Default”), and such failure to comply constitutes an Event of Default.

D. Borrower has requested that Bank (i) waive the Existing Default and (ii) amend the Loan Agreement to (a) modify the Minimum Revenue financial covenant, and (b) make certain other revisions to the Loan Agreement as more fully set forth herein.

E. Although Bank is under no obligation to do so, Bank is willing to waive the Existing Default and amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

1.

2. Amendments to Loan Agreement.

2.1 Section 5.4 (Litigation). Section 5.4 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries involving more than, individually or in the aggregate, Three Hundred Fifty Thousand Dollars ($350,000).

2.2 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(k) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(k) prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, Three Hundred Fifty Thousand Dollars ($350,000) or more; and

2.3 Section 6.12 (Financial Covenants). Section 6.12 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

6.12 Financial Covenants.

(a) Minimum Revenue. Maintain at all times, to be tested as of the last day of each calendar quarter, on a consolidated basis with respect to Borrower and its Subsidiaries, aggregate revenue (as determined in accordance with GAAP), measured on a cumulative basis for the calendar quarter then ended, of at least the following amounts at the following times:

Quarter Ending	Required Minimum Revenue
June 30, 2015	$14,500,000
September 30, 2015	$16,457,000
December 31, 2015	$17,780,000
March 31, 2016	$18,000,000
June 30, 2016	$18,000,000
September 30, 2016	$18,000,000
December 31, 2016	$18,000,000

2.

2.4 Section 7.1 (Dispositions). Section 7.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (f) Transfers between or among the Borrower and its Subsidiaries in connection with the Tax Reorganization; and (g) of property, valued in amount not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate in any fiscal year, to Borrower’s Subsidiaries consistent with past practices of Borrower and solely within the ordinary course of Borrower’s business.

2.5 Section 7.8 (Transactions with Affiliates). Section 7.8 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for (a) sales of equity securities to existing investors, (b) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, (c) bona fide equity investments in Borrower, (d) unsecured debt financings from Borrower’s investors so long as all such Indebtedness shall constitute unsecured Subordinated Debt, (e) compensation arrangements and benefit plans for officers and other employees of Borrower and its Subsidiaries entered into or maintained in the ordinary course of business, (f) reasonable and customary fees paid to members of Borrower’s Board of Directors and its Subsidiaries in the ordinary course of business, (g) transactions between or among Borrower and any of its Subsidiaries that are not otherwise prohibited hereunder, (h) transactions permitted pursuant to Section 7.2 and Section 7.7hereof, (i) transactions permitted under the definition of Permitted Investments, (j) the Tax Reorganization, and (k) Transfer Pricing arrangements constituting Permitted Investments.

2.6 Section 7 (Negative Covenants). Section 7 of the Loan Agreement is hereby amended by adding Section 7.11 in its entirety immediately after Section 7.10 of the Loan Agreement as follows:

7.11 Transfer Pricing. Other than as required by applicable law, modify, or permit any Subsidiary to modify, its Transfer Pricing arrangements in a manner that has, or is reasonably likely to have, a material adverse effect on Borrower’s or any Subsidiary’s business.

3.

2.7 Section 13 (Definitions).

(a) Clause (f) of the definition of “Permitted Investments” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

(f) Investments (i) by Borrower in Subsidiaries not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year, (ii) by Subsidiaries in other Subsidiaries not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year or in Borrower, (iii) by Borrower in Foreign Subsidiaries consisting of cash in an aggregate amount at any time outstanding (net of any intercompany loan repayments owing from such Foreign Subsidiaries to Borrower and returns of invested capital owing from such Foreign Subsidiaries to Borrower) not to exceed one hundred twenty percent (120%) of all such Foreign Subsidiaries’ operating expenses pursuant to Transfer Pricing arrangements entered into in the ordinary course of business from time to time among Borrower and such Foreign Subsidiaries, and (iv) Investments between or among the Borrower and its Subsidiaries in connection with a Tax Reorganization;

(b) The following terms and their respective definitions are hereby added in alphabetical order to Section 13.1 of the Loan Agreement:

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.

“Tax Reorganization” means a corporate restructuring effective in the second quarter of 2015 in which Borrower, pursuant to a comprehensive plan (in which Borrower received all required approvals and due authorization to consummate such plan of restructuring) that was designed to increase the tax efficiency of Borrower and its Subsidiaries, as a whole, (i) transferred to the Malaysia Subsidiary, certain customer contracts, (ii) transferred to Bermuda Subsidiary, certain vendor arrangements, (iii) restructured certain Subsidiaries of Borrower, (iv) established new intercompany functional relationships and capital arrangements among the Borrower and its Subsidiaries and (v) took such other reasonable actions as were necessary to improve the consolidated tax efficiency of the Borrower and its Subsidiaries.

“Transfer Pricing” means the arm’s length price that is charged by a party for products and services it provides to another related party, in order to calculate each party’s profit and loss separately.

2.8 Closing of Restated Loan Agreement and Restructured Credit Facility. Notwithstanding anything to the contrary herein or in the other Loan Documents, Borrower and Bank hereby acknowledge and agree that on a date not later than forty-five (45) days after the date of this Amendment, the Loan Agreement will be restated and replaced and that Borrower will execute and deliver, among other things, a replacement loan agreement with Borrower to restate and replace the Loan Agreement (the “Replacement Loan Agreement”), a replacement stock pledge agreement to restate and replace the Stock Pledge Agreement, a foreign

4.

loan and security agreement with Malaysian Subsidiary, the guaranty from the Bermuda Subsidiary, and such other documents, notes, instruments, control agreements and opinions as Bank may request in its sole and absolute discretion (collectively, the “Replacement Loan Documents”). Such Replacement Loan Documents shall restructure the current credit facility to include an $8,000,000 revolving line of credit with the Malaysian Subsidiary as a co-borrower with Borrower and shall be satisfactory in all respects to Bank, Borrower, Malaysian Subsidiary and Bermuda Subsidiary. If Borrower, Malaysian Subsidiary and Bermuda Subsidiary fail to execute such Replacement Loan Documents on a date not later than forty-five (45) days after the date of this Amendment (the “Replacement Loan Documents Due Date”), then Borrower shall be in immediate Event of Default under the Loan Agreement.

2.9 Eleventh Amendment Fee. Notwithstanding anything to the contrary in that certain Eleventh Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of December 4, 2014 (the “Eleventh Amendment”), Borrower hereby acknowledges and agrees that if Borrower, Malaysian Subsidiary and Bermuda Subsidiary fail to execute the Replacement Loan Documents, then Borrower shall pay the Eleventh Amendment Fee (as defined in the Eleventh Amendment) to Bank on September 25, 2015. For purposes of clarification, no Eleventh Amendment Fee shall be charged if the Replacement Loan Documents are executed by Borrower, Malaysian Subsidiary and Bermuda Subsidiary.

2.10 Exhibit B (Compliance Certificate). The Compliance Certificate attached to the Loan Agreement as Exhibit B is replaced in its entirety with the Compliance Certificate attached hereto as Exhibit B. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall mean the Compliance Certificate in the form attached hereto as Exhibit B.

3. Waiver of Existing Default. Borrower acknowledges and agrees that unless the Existing Default is waived by Bank, such Existing Default would constitute an Event of Default under the Loan Documents. Bank hereby waives the Existing Default. Bank’s agreement to waive the Existing Default shall in no way obligate Bank to make any other modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Bank’s right to demand strict performance of all other terms and covenants as of any date. The waiver set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement in connection with any other transaction.

4. Limitation of Amendments and Waiver.

4.1 The amendments and waiver set forth in Sections 2 and 3 above, respectively, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document; provided, however, that the amendments relating to the Tax Reorganization and Transfer Pricing arrangements shall be given retroactive effect to April 1, 2015.

5.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing other than the Existing Default;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date and on September 26, 2013 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

7.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Matthew Wright
Name:	Matthew Wright
Title:	Director

BORROWER:

EASIC CORPORATION

By:	/s/ Richard Deranleau
Name:	Richard Deranleau
Title:	VP Finance & CFO

[Signature Page to Twelfth Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	EASIC CORPORATION

The undersigned authorized officer of eASIC Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending              with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate (“CC”)	Monthly within 30 days	Yes No
Annual financial statement (Company Prepared)	FYE within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Annual Board-Approved financial projections	Annually within 10 days of approval	Yes No
Transaction Reports	Weekly at all times that any Advances are outstanding	Yes No
Statements of Cash Balances at Foreign Deposit Accounts	Monthly within 30 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R. & A/P Agings	Monthly within 30 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain on a Quarterly Basis:
Minimum Revenue
June 30, 2015	$14,500,000	$	Yes No
September 30, 2015	$16,457,000	$	Yes No
December 31, 2015	$17,780,000	$	Yes No
March 31, 2016	$18,000,000	$	Yes No
June 30, 2016	$18,000,000	$	Yes No
September 30, 2016	$18,000,000	$	Yes No
December 31, 2016	$18,000,000	$	Yes No

Exhibit B – Page 1

Amount of Revolving Loan

Aggregate Revenue	Revolving Loan	Applies
Aggregate revenue (as determined in accordance with GAAP) for the most recently ended three (3) calendar month period > $8,500,000	$8,000,000	Yes No
Aggregate revenue (as determined in accordance with GAAP) for the most recently ended three (3) calendar month period < $8,500,000	$5,000,000	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

EASIC CORPORATION	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes No

Exhibit B – Page 2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Minimum Revenue (Section 6.12(a))

Required:	Maintain at all times, to be tested as of the last day of each calendar quarter, on a consolidated basis with respect to Borrower and its Subsidiaries, aggregate revenue (as determined in accordance with GAAP), measured on a cumulative basis for the calendar quarter then ended, of at least the following amounts at the following times:

Quarter Ending	Required Minimum Revenue
June 30, 2015	$14,500,000
September 30, 2015	$16,457,000
December 31, 2015	$17,780,000
March 31, 2016	$18,000,000
June 30, 2016	$18,000,000
September 30, 2016	$18,000,000
December 31, 2016	$18,000,000

Actual:

A.	Aggregate revenue (as determined in accordance with GAAP) for the calendar quarter then ended on a cumulative basis	$

Is line A equal to or greater than the required amount above?

No, not in compliance	Yes, in compliance

Schedule 1 to Exhibit B